UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2021.

Energy Services of America Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32998	20-4606266
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 West 3rd Ave., Huntington, West Virginia	25701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(304) 522-3868

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 1, 2021, Energy Services of America (the “Company”) was notified that the audit practice of Arnett Carbis Toothman, LLP (“ACT”) an independent registered public accounting firm, was combined with Baker Tilly US, LLP (“Baker Tilly”) in a transaction pursuant to which ACT combined its operations with Baker Tilly and certain of the professional staff and partners of ACT joined Baker Tilly either as employees or partners of Baker Tilly. On November 1, 2021, ACT resigned as the auditors of the Company and with the approval of the Audit Committee of the Company’s Board of Directors, Baker Tilly was engaged as its independent registered public accounting firm.

Prior to engaging Baker Tilly, the Company did not consult with Baker Tilly regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Baker Tilly on the Company’s financial statements, and Baker Tilly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of ACT regarding the Company’s financial statements for the fiscal years ended September 30, 2020, and 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended September 30, 2020 and 2019, and during the interim period from the end of the most recently completed fiscal year through November 1, 2021, the date of resignation, there were no disagreements with ACT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of ACT would have caused it to make reference to such disagreement in its reports.

The Company provided ACT with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that ACT furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter, dated November 4, 2021, is filed as Exhibit 16.2 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit Index

Exhibit No.	Description

16.1	Letter disclosing combination dated November 1, 2021, from Baker Tilly US, LLP

16.2	Letter of agreement dated November 4, 2021, from Baker Tilley US, LLP

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGY SERVICES OF AMERICA CORPORATION

DATE: November 5, 2021	By:	/s/Charles Crimmel
Charles Crimmel
Chief Financial Officer